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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 18, 2002

                                   MAXXAM INC.
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-3924
                            (Commission File Number)

                                   95-2078752
                     (I.R.S. Employer Identification Number)

          5847 SAN FELIPE, SUITE 2600                           77057
                HOUSTON, TEXAS                               (Zip Code)
   (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 975-7600

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      Attached hereto as Exhibit 99.1 is a press release which the Registrant issued on October 18, 2002 regarding settlement of the OTS action described in prior filings by the Registrant. Also attached hereto as Exhibits 99.2 and 99.3, respectively, are (i) an Opinion and Order Accepting Offer of Settlement by
MAXXAM Inc., Federated Development Co. and Charles E. Hurwitz and (ii) a Release
related to the foregoing press release.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MAXXAM INC.
                                                 (Registrant)

Date: October 18, 2002      By:             /s/ Bernard L. Birkel
                               ------------------------------------------------
                                               Bernard L. Birkel
                                Secretary and Senior Assistant General Counsel

                                  EXHIBIT INDEX

Exhibit 99.1:   Press Release dated October 18, 2002

Exhibit 99.2:   Opinion and Order Accepting Offer of Settlement by MAXXAM Inc.,
                Federated Development Co. and Charles E. Hurwitz

Exhibit 99.3:   Release